Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
December 31, 1996



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.52780%



        Excess Protection Level
          3 Month Average   5.40%
            December, 1996   5.50%
            November, 1996   5.45%
            October, 1996   5.25%


        Cash Yield                                  17.30%


        Investor Charge Offs                         3.97%


        Base Rate                                    7.83%


        Over 35 Day Delinquency                      4.52%


        Seller's Interest                           17.12%


        Total Payment Rate                          11.85%


        Total Principal Balance                     $ 23,372,253,332.68


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,000,325,814.19